UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2025

ATERIAN, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38937	81-1739858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Springfield Avenue, Suite 200
Summit, New Jersey 07901
(Address of Principal Executive Offices) (Zip Code)

(347) 676-1681
Registrant’s telephone number, including area code

N/A
(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, $0.0001 Par Value	ATER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	On August 12, 2025, Aterian, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, a total of 5,488,706 shares of the Company’s common stock, or 55.3%, of the Company’s issued and outstanding shares of common stock as of June 16, 2025, the record date for the Annual Meeting, were represented online or by proxy.

(b)	At the Annual Meeting, the Company’s stockholders considered four proposals, which are described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on June 25, 2025.

Set forth below is a brief description of the matters voted upon at the Annual Meeting and the voting results with respect to such matters.

Proposal No. 1: To elect Arturo Rodriguez as a Class III director to serve until our 2028 Annual Meeting of Stockholders.

Nominee	For	Against	Withheld	Broker Non-votes
Arturo Rodriguez	2,776,215	346,792	1,575	2,364,124

Proposal No. 2: To conduct a non-binding, advisory vote to approve the compensation of the Company's named executive officers.

For	Against	Withheld	Broker Non-votes
2,248,115	800,593	75,874	2,364,124

Proposal No. 3: To vote on a non-binding advisory resolution to determine the frequency (whether every 1 year, every 2 years, or every 3 years) with which the Company's stockholders shall be entitled to vote on a nonbinding advisory resolution to approve the compensation of the Company's named executive officers.

1 Year	2 Years	3 Years	Withheld
1,039,917	282,840	1,778,292	23,533

Proposal No. 4: To ratify the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

For	Against	Withheld	Broker Non-votes
5,196,839	285,476	6,391	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2025	ATERIAN, INC.

	By:	/s/ Arturo Rodriguez
Arturo Rodriguez
Chief Executive Officer